                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                    March 16, 1999
             -----------------------------------------------------
              (Date of Report;   Date of Earliest Event Reported)


                               Power Integrations, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-23441                                   94-3065014
    --------------------------             ---------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


              477 N. Mathilda Ave., Sunnyvale, CA                 94086
    --------------------------------------------------------  ---------------
            (address of principal executive offices)           (Zip Code)


                                 (408) 523-9200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 6.  Amendment of Bylaws.

  Item 6 of our Current Report on Form 8-K filed with the SEC on March 12, 1999 is hereby amended to read in its entirety as follows:

  "On February 24, 1999, the Board of Directors amended the Bylaws of the Company to (i) provide that a special meeting of stockholders may by called by the Board of Directors and stockholders holding ten percent (10%) of the Company's voting stock, and (ii) set forth provisions regulating the conduct of stockholders' meetings. The amendment to the Bylaws of the Company is attached hereto as Exhibit 4 and is incorporated herein by reference."
          ---------

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    POWER INTEGRATIONS, INC.


Date:  March 16, 1999               By:  /s/ Robert G. Staples
                                       ------------------------------
                                             Robert G. Staples
                                             Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

  Exhibit                                 Description
  -------                                 -----------
     1*        Form of Rights Agreement between the Company and
               BankBoston, N.A., as Rights Agent (including as Exhibit A
               the form of Certificate of Designation, Preferences and
               Rights of the Terms of the Series A Preferred Stock, as
               Exhibit B the form of Right Certificate, and as Exhibit C
               the Summary of Terms of Rights Agreement).

     2*        Press Release, dated February 26, 1999.

     3* Form of Letter to Power Integrations, Inc. stockholders, dated March 12, 1999.

     4*        Amendment to Bylaws.


* As previously filed with our Current Report on Form 8-K filed with the SEC on March 12, 1999.

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